Exhibit 10.1

CERTAIN INFORMATION IDENTIFIED WITH THE MARK “[***]” HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE SUCH INFORMATION IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of February 15, 2022 (the “Third Amendment Effective Date”), is made by and among Neuronetics, Inc., a Delaware corporation (the “Borrower”), SLR Investment Corp. (formerly known as Solar Capital Ltd.) (“Solar”), in its capacity as collateral agent (together with its successors and assigns, in such capacity, “Collateral Agent”) and the Lenders listed on the signature pages hereto or otherwise a party to the Loan and Security Agreement (as defined below) from time to time including Solar in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”).

The Borrower, the Lenders and Collateral Agent are parties to a Loan and Security Agreement dated as of March 2, 2020 (as amended by that certain First Amendment to Loan and Security Agreement, dated as of April 20, 2020, that certain Second Amendment to Loan and Security Agreement, dated as of December 2, 2020, and as further amended, restated, supplemented or modified from time to time prior to the Third Amendment Effective Date, the “Loan and Security Agreement”).

The Borrower has failed to comply with Section 7.13(b) of the Loan and Security Agreement for the calendar month ending December 31, 2021 and continuing to the date hereof (the “Specified Default”). The Collateral Agent and the Lenders were provided with notice of such Specified Default in accordance with Section 6.2(a)(xi) of the Loan and Security Agreement. The Borrower has requested that Collateral Agent and the Lenders agree to waive the Specified Default and their rights and remedies against the Borrower with respect to the Specified Default.  Although Collateral Agent and the Lenders are under no obligation to do so, they have agreed to such requests, subject to the terms and conditions hereof.

The Borrower, Collateral Agent, and the Lenders acknowledge that the Borrower has not satisfied the Fourth Draw Conditions on or prior to the Third Amendment Effective Date.

The Borrower has requested that the Lenders (a) waive the Specified Default under the Loan and Security Agreement, and (b) agree to certain amendments to the Loan and Security Agreement, each in accordance with the terms of this Amendment.  The Lenders have agreed to such request, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1Definitions; Interpretation.

(a)Terms Defined in Loan and Security Agreement.  All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.

(b)Interpretation.  The rules of interpretation set forth in Section 1.1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2Waiver of Specified Default.

(a)Effective as of the Third Amendment Effective Date (and subject to the satisfaction or waiver of the conditions set forth in Section 4 hereof), Collateral Agent and the Lenders hereby waive the Specified Default.  Collateral Agent’s and the Lenders’ waiver of the Specified Default shall apply only to the foregoing periods specified in the definition of “Specified Default”.

(b)Collateral Agent’s and the Lenders’ agreement to waive the Specified Default (1) in no way shall be deemed an agreement by Collateral Agent or the Lenders to waive the Borrower’s compliance with the above-described covenant(s) as of all other dates, (2) shall not limit or impair Collateral Agent’s or the Lenders’ right to demand strict performance of the covenant(s) as of all other dates and (3) shall not limit or impair Collateral Agent’s or the Lenders’ right to demand strict performance of all other covenants as of any date.

(c)Notwithstanding anything to the contrary contained herein or in any other Loan Document, Collateral Agent and Lenders hereby agree that the Default Rate shall not be payable by the Borrower or any other Loan Party solely in connection with the Specified Default.

(d)The waiver set forth in this Section 2 is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (1) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (2) otherwise prejudice any right or remedy which Collateral Agent or the Lenders may now have or may have in the future under or in connection with any Loan Document.

SECTION 3Amendments to the Loan and Security Agreement.

(a)The Loan and Security Agreement shall be amended as follows effective as of the Third Amendment Effective Date:

(i)Amended Definitions.  The following definitions in Section 1.4 is hereby amended and restated in its entirety as follows:

“Fourth Draw Period” is the period commencing on the date occurring on or after the Second Amendment Effective Date in which Borrower satisfies the Fourth Draw Conditions and ending on the Third Amendment Effective Date.

“I/O Extension Conditions” means (a) Borrower’s full compliance at all times from the Effective Date through and including March 1, 2022 with Section 7.13(b) and (b) no Event of Default shall have occurred, in each case, other than the Third Amendment Specified Default.

(ii)New Definitions.  The following definitions are added to Section 1.4 in their proper alphabetical order:

(1)“Third Amendment” means that certain Third Amendment to Loan and Security Agreement, dated as of the Third Amendment Effective Date, by and among the Borrower, Collateral Agent and Lender.

(2)“Third Amendment Effective Date” means February 15, 2022.

(3)“Third Amendment Specified Default” means the Specified Default (as defined in the Third Amendment).

(iii)Schedule 7.13(b).  Schedule 7.13(b) of the Loan and Security Agreement, Minimum Product Revenue, is hereby amended and restated in its entirety with Annex I hereto.

(b)References Within Loan and Security Agreement.  Each reference in the Loan and Security Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.

SECTION 4Conditions of Effectiveness.  The effectiveness of Sections 2 and 3 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(a)Fees and Expenses.  The Borrower shall have paid (i) all invoiced costs and expenses then due in accordance with Section 6(e), and (ii) all other fees, costs and expenses, if any, due and payable as of the Third Amendment Effective Date under the Loan and Security Agreement.

(b)This Amendment.  Collateral Agent shall have received a copy of this Amendment, executed by Collateral Agent, the Lenders and the Borrower.

(c)Amendment Fee.  No more than five (5) Business Days after the Third Amendment Effective Date, the Borrower shall have paid to Collateral Agent and the Lenders an amendment fee in the amount of [***].

(d)Representations and Warranties; No Default.  On the Third Amendment Effective Date, after giving effect to the amendment and waiver of the Loan and Security Agreement contemplated hereby:

(i)The representations and warranties contained in Section 5 shall be true and correct in all material respects on and as of the Third Amendment Effective Date as though made on and as of such date; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; and

(ii)There exist no Events of Default or events that with the passage of time would reasonably be expected to result in an Event of Default.

SECTION 5Representations and Warranties.  To induce the Lenders to enter into this Amendment, the Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan and Security Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (b) that there has not been and there does not exist a Material Adverse Change; and (c) that the information included in the Perfection Certificate delivered to Collateral Agent on the Effective Date (as supplemented on the First Amendment Effective Date, the Second Amendment Effective Date and on or around the Third Amendment Effective Date) remains true and correct.  For the purposes of this Section 5, each reference in Section 5 of the Loan and Security Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.

SECTION 6Miscellaneous.

(a)Loan Documents Otherwise Not Affected; Reaffirmation.  Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.  The Lenders’ and Collateral Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.  The Borrower hereby reaffirms the grant of security under Section 4.1 of the Loan and Security Agreement and hereby reaffirms that such grant of security in the Collateral secures all Obligations under the Loan and Security Agreement, including without limitation any Term Loans funded on or after the Third Amendment Effective Date, as of the date hereof.

(b)Conditions.  For purposes of determining compliance with the conditions specified in Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Collateral Agent shall have received notice from such Lender prior to the Third Amendment Effective Date specifying its objection thereto.

(c)Release.  In consideration of the agreements of Collateral Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Collateral Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which the Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Loan and Security Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. The Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. The Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

(d)No Reliance.  The Borrower hereby acknowledges and confirms to Collateral Agent and the Lenders that the Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(e)Costs and Expenses.  The Borrower agrees to pay to Collateral Agent within five (5) Business Days of the Third Amendment Effective Date, the out-of-pocket costs and expenses of Collateral Agent and the Lenders party hereto, and the fees and disbursements of counsel to Collateral Agent and the Lenders party hereto, in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the Third Amendment Effective Date or after such date.

(f)Binding Effect.  This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

(g)Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.

(h)Complete Agreement; Amendments.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

(i)Severability of Provisions.  Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

(j)Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

(k)Loan Documents.  This Amendment and the documents related thereto shall constitute Loan Documents.

(l)Electronic Execution of Certain Other Documents.  The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Collateral Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

NEURONETICS, INC., as Borrower

By:	/s/ Stephen Furlong
Title:	SVP, Chief Financial Officer and Treasurer

[Signature Page to Third Amendment to Loan and Security Agreement]

COLLATERAL AGENT AND LENDER:

SLR INVESTMENT CORP., as Collateral Agent and a Lender

By:	/s/ Anthony Storino
Name:	Anthony Storino
Title:	Authorized Signatory

[Signature Page to Third Amendment to Loan and Security Agreement]

LENDERS:

SUNS SPV LLC

By /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

SCP PRIVATE CREDIT INCOME FUND SPV LLC

By /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

SCP PRIVATE CREDIT INCOME BDC SPV LLC

By /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

SCP PRIVATE CORPORATE LENDING FUND SPV LLC

By /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

SCP SF DEBT FUND L.P.

By /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

SCP CAYMAN DEBT MASTER FUND SPV LLC

By /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

[Signature Page to Third Amendment to Loan and Security Agreement]

Annex I

Schedule 7.13(b)

Minimum Product Revenue

Month End	Product Revenue
January 2022	[***]
February 2022	[***]
March 2022	[***]
April 2022	[***]
May 2022	[***]
June 2022	[***]
July 2022	[***]
August 2022	[***]
September 2022	[***]
October 2022	[***]
November 2022	[***]
December 2022	[***]
January 2023 and each month thereafter	[***]